UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2013

UNITED FINANCIAL BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-52947	74-3242562
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

95 Elm Street, West Springfield, Massachusetts	01089
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (413) 787-1700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 15, 2013, United Financial Bancorp, Inc. (the “Company”), the parent company of United Bank (the “Bank”), and Rockville Financial, Inc. (“Rockville Financial”), the parent company of Rockville Bank (“Rockville Bank”), announced the signing of a definitive agreement under which Rockville Financial will acquire the Company and the Bank will merge with and into Rockville Bank.

A copy of the press release announcing the transaction is attached as Exhibit 99.1.

FORWARD-LOOKING STATEMENTS

The information presented herein contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 giving Rockville Financial, Inc. and United Financial Bancorp, Inc.’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Rockville Financial and United Financial, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements.

In addition to factors previously disclosed in Rockville Financial’s and United Financial’s reports filed with the Securities and Exchange Commission, the following factors among others, could cause actual results to differ materially from forward-looking statements: ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval by Rockville Financial and United Financial shareholders, on the expected terms and schedule; delay in closing the merger; difficulties and delays in integrating the Rockville Financial and United Financial businesses or fully realizing cost savings and other benefits; business disruption following the proposed transaction; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; changes in Rockville Financial’s stock price before closing, including as a result of the financial performance of United Financial prior to closing; the reaction to the transaction of the companies’ customers, employees and counterparties; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

ADDITIONAL INFORMATION FOR STOCKHOLDERS

In connection with the proposed merger, Rockville Financial will file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that will include a joint proxy statement of Rockville Financial and United Financial and a prospectus of Rockville Financial, as well as other relevant documents concerning the proposed transaction. United Financial will mail the joint proxy statement/prospectus to its stockholders. SHAREHOLDERS OF ROCKVILLE FINANCIAL AND UNITED FINANCIAL ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement/prospectus (when available) and other filings containing information about Rockville Financial and United Financial at the SEC’s website at www.sec.gov. The joint proxy statement/prospectus (when available) and the other filings may also be obtained free of charge at Rockville Financial’s website at www.rockvillefinancialinc.com,” and then under the heading “SEC Filings” or at United Financial’s website at www.bankatunited.com under the tab “Investor Relations,” and then under the heading “SEC Filings.”

Rockville Financial, United Financial and certain of their respective Directors and executive officers, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of Rockville Financial and United Financial’s shareholders in connection with the proposed merger. Information about the Directors and executive officers of Rockville Financial and their ownership of Rockville Financial common stock is set forth in the proxy statement for Rockville Financial’s 2013 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14A on April 4, 2013. Information about the Directors and executive officers of United Financial and their ownership of United Financial common stock is set forth in the proxy statement for United Financial’s 2013 Annual Meeting of Shareholders, as filed with the SEC on a Schedule 14A on March 18, 2013. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Number	Description

99.1	Joint Press Release dated November 15, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

UNITED FINANCIAL BANCORP, INC.

DATE: November 15, 2013	By:	/s/ Mark A. Roberts
Mark A. Roberts
Executive Vice President and
Chief Financial Officer